EXHIBIT (a)-(2)

                           LETTER OF TRANSMITTAL
                                 to Tender
               5 1/4% Convertible Subordinated Notes due 2003
                              (CUSIP 57777AAA)
                                     of
                          ACXIOM/MAY & SPEH, INC.

                     Pursuant to the Offer to Purchase
                         dated October 23, 1998


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THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 20, 1998,
UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
EXPIRATION DATE.
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                     The Paying Agent for the Offer is:

                       HARRIS TRUST AND SAVINGS BANK

                            By Hand Delivery or
                            Overnight Delivery:
                        c/o Harris Trust Company of
                                  New York
                         88 Pine Street, 19th Floor
                          New York, New York 10005
                         Attn: Reorganization Dept.

                          Facsimile Transmissions:
                        (Eligible Institutions Only)
                               (212) 701-7636
                           Confirm by Telephone:
                               (212) 701-7624

                      By Registered or Certified Mail:
                        c/o Harris Trust Company of
                                  New York
                            Wall Street Station
                            Post Office Box 1023
                       New York, New York 10268-1023

                          For information contact:

                          ACXIOM/MAY & SPEH, INC.
                        Attention: Eric Loughmiller
                              1501 Opus Place
                       Downers Grove, Illinois 60515
                               (630) 964-1501


          Delivery of this Letter of Transmittal to an address, or transmission of instructions via facsimile, other than as set forth above will not constitute valid delivery. THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated October 23, 1998 (as the same may be amended from time to time, the "Offer to Purchase"), of Acxiom/May & Speh, Inc. ("May & Speh") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute May & Speh's offer to purchase (the "Offer") all of the outstanding 5-1/4% Convertible Subordinated Notes due 2003 of May & Speh (the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase.


        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE NOTES TO BE PURCHASED PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE PAYING AGENT PRIOR TO THE EXPIRATION DATE.

        This Letter of Transmittal is to be used by holders of the Notes if certificates representing Notes are to be physically delivered to the Paying Agent herewith by holders of Notes. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold Notes in book-entry form through the facilities of The Depositary Trust Company ("DTC"). Tender of Notes held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Notes --Tendering Notes Held Through DTC" in the Offer to Purchase.

        In order to properly complete this Letter of Transmittal, a holder of Notes must (i) complete the box entitled "Description of Notes;" (ii) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance or Payment Instructions and Special Delivery Instructions;
(iii) sign the Letter of Transmittal; and (iv) complete Substitute Form W-9. Each holder of Notes should carefully read the detailed Instructions contained herein prior to completing this Letter of Transmittal.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

        If holders desire to tender Notes pursuant to the Offer and (i) certificates representing such holder's Notes are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing such Notes or other required documents to reach the Paying Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures described under "Procedure for Tendering Notes -- Guaranteed Delivery Procedures" in the Offer to Purchase. See Instruction 1 below.

        All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

        Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to Acxiom/May & Speh, Inc. See Instruction 9 below.

        May & Speh is not aware of any jurisdiction where the making of the Offer would not be in compliance with applicable laws. If May & Speh becomes aware of any jurisdiction where the making of the Offer would not be in compliance with such laws, May & Speh will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Offer. If after such good faith effort, May & Speh cannot comply with any such applicable laws, the Offer will not be made to, nor will tenders be accepted from or on behalf of, the holders of Notes residing in such jurisdiction.


|_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE PAYING AGENT AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s):___________________________________

        Window ticket No. (if any): _______________________________________

        Date of Execution of Notice of Guaranteed Delivery:_________________

        Name of Eligible Institution that Guaranteed Delivery:______________



        List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


       DESCRIPTION OF 5 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2003

      Name(s) and                             Aggregate
     Address(es) of        Certificate    Principal Amount    Principal Amount
  Registered Holder(s)     Number(s)*       Represented**         Tendered
   (Please fill in if
         blank)





                         Total Principal
                         Amount of Notes


*       Need not be completed by holders tendering by book-entry transfer
        (see below).

** Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer to Purchase, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 2.


         SPECIAL ISSUANCE OR               SPECIAL DELIVERY INSTRUCTIONS
        PAYMENT INSTRUCTIONS               (SEE INSTRUCTIONS 2 THROUGH 6)
     (SEE INSTRUCTIONS 2 THROUGH 6)

      To be completed ONLY if                     To be completed ONLY if
certificates for Notes represent a          certificates for Notes
greater amount of Notes than the            represent a greater amount of
holder is tendering or the check for        Notes than the holder is
the purchase price for Notes to be          tendering or the check for the
purchased are to be issued to the           purchase price for Notes to be
order of someone other than the             purchased are to be sent to an
person or persons whose signature(s)        address different from that
appear(s) within this Letter of             shown in the box entitled
Transmittal or issued to an address         "Description of Notes" within
different from that shown in the box        this Letter of Transmittal.
entitled "Description of Notes"
within this Letter of Transmittal.

Issue:  --   Notes                          Issue: --  Notes
        --   Check                                 --  Check
            (Complete as applicable)                  (Complete as applicable)

Name: ______________________________        Name: ___________________________
      (Please Print)                              (Please Print)

Address:____________________________        Address:__________________________
____________________________________        __________________________________
____________________________________        __________________________________
       (Please Print)                            (Please Print)

                                           Taxpayer Identification or Social
                                           Security Number
                                            (See Substitute Form W-9 herein)
Taxpayer Identification or Social
Security Number
 (See Substitute Form W-9 herein)




        HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR NOTES
         MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.
                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to May & Speh the principal amount of Notes indicated above.

        Subject to and effective upon the acceptance for purchase of and payment for Notes tendered thereby, by executing and delivering a Letter of Transmittal a tendering holder of Notes (i) irrevocably sells, assigns and transfers to May & Speh, all right, title and interest in and to all the Notes tendered thereby and (ii) waives any and all rights with respect to the Notes (including without limitation any existing or past defaults and their consequences in respect of the Note and the Indenture under which the Notes were issued), (iii) releases and discharges May & Speh from any and all claims such holder may have now, or may have in the future arising out of, or related to, the Notes including without limitation any claims that such holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and (iv) irrevocably constitutes and appoints the Paying Agent the true and lawful agent and attorney-in-fact of such holder with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes, or transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to May & Speh, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Paying Agent will have no rights to, or control over, funds from May & Speh, except as agent for May & Speh, for the purchase price for any tendered Notes that are purchased by May &
Speh), all in accordance with the terms of the Offer.

        The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Paying Agent at any time prior to the Expiration Date. See Instruction 1.

        The undersigned hereby represents and warrants that the undersigned
(i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such Notes are accepted for purchase and payment by May & Speh, May & Speh will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or May & Speh to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

        For the purposes of the Offer, the undersigned understands that May & Speh will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which May & Speh has waived such defect) only if, as and when May & Speh gives oral or written notice thereof to the Paying Agent. Payment for Notes purchased pursuant to the Offer will be made by deposit of the purchase price for such Notes with the Paying Agent, which will act as agent for tendering holders for the purpose of receiving payments from May & Speh and transmitting such payments to such holders.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that valid tender of Notes pursuant to any one of the procedures described under "Procedures for Tendering Notes" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and May & Speh upon the terms and subject to the conditions of the Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Notes and the Indenture (including, without limitation, a default in the payment of interest).

        The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Paying Agent, until receipt by the Paying Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to May & Speh. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by May & Speh, in its sole discretion, which determination shall be final and binding on all parties.

        Unless otherwise indicated herein under "Special Issuance or Payment Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Notes purchased in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered and checks constituting payments for Notes to be purchased in connection with the Offer be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance or Payment Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of, certificates for such Notes be delivered to, and checks constituting payments for Notes purchased in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that May & Speh has no obligation pursuant to the "Special Issuance or Payment Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if May & Speh does not accept for purchase any of the principal amount of such Notes so tendered.


                             PLEASE SIGN BELOW
             (To Be Completed by All Tendering Holders of Notes
    Regardless of Whether Notes Are Being Physically Delivered Herewith)

        This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as his (their) name(s) appear(s) on certificate(s) for Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to May & Speh of such person's authority to so act. See Instruction 3 below.

        If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid power of attorney.

        If you elect to have your Notes purchased by May & Speh pursuant to
Article XI of the Indenture, check the box:       |_|

        If you want to elect to have only part of your Notes purchased by May & Speh pursuant to Article XI of the Indenture, state the amount you want to be purchased: $___________________

X ___________________________________________________________________________

X ____________________________________________________________________________
           Signature(s) of Registered Holder(s) or Authorized Signatory

 Dated:__________________, 1998

 Name(s): ___________________________________________________________________

_____________________________________________________________________________
                               (Please Print)

 Capacity: ___________________________________________________________________

 Address: ____________________________________________________________________

          ____________________________________________________________________
                            (Including Zip Code)

Area Code and Telephone No.:________________________________________________

Tax Identification or Social Security No.:__________________________________

             (Please complete accompanying substitute form W-9
            herein) MEDALLION SIGNATURE GUARANTEES, IF REQUIRED
                         (See Instruction 3 below)

      Certain Signatures must Be Guaranteed by an Eligible Institution


___________________________________________________________________________
           (Name of Eligible Institution Guaranteeing Signatures)


___________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code)
                          of Eligible Institution)

___________________________________________________________________________
                           (Authorized Signature)

___________________________________________________________________________
                               (Printed Name)
                                                  [affix Medallion Guarantee
                                                                  Stamp here]

Dated: _____________________, 1998




                                INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1. Procedures for Tendering Notes; Guaranteed Delivery Procedures; Withdrawal of Tenders. To tender the Notes in the Offer, certificates representing such Notes, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Paying Agent at one of its addresses set forth herein prior to the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents to the Paying Agent is at the election and risk of holders. If such delivery is to be made by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Paying Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Paying Agent. THIS LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE PAYING AGENT.

        This Letter of Transmittal is also being supplied for informational purposes only to persons who hold Notes in book-entry form through the facilities of DTC. Tender of Notes held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Notes -- Tendering Notes Held Through DTC" in the Offer to Purchase.

        Except as provided herein for the book-entry or guaranteed delivery procedures, unless the Notes being tendered are deposited with the Paying Agent on or prior to the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal), May & Speh may, in its sole discretion, reject such tender. Payment for Notes will be made only against deposit of tendered Notes.

        By executing this Letter of Transmittal (or a facsimile thereof), a tendering holder waives any right to receive any notice of the acceptance for payment of tendered Notes.

        For a full description of the procedures for tendering Notes, see "Procedures for Tendering Notes" in the Offer to Purchase.

        If a holder desires to tender Notes pursuant to the Offer and (i) certificates representing such holder's Notes are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing Notes or other required documents to reach the Paying Agent on or prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder may effect a tender of such Notes in accordance with the guaranteed delivery procedures described under "Procedures for Tendering Notes -- Guaranteed Delivery Procedures" in the Offer to Purchase.

        Tenders of Notes may be withdrawn at any time prior to the Expiration Date pursuant to the procedures described under "Withdrawal of Tenders" in the Offer to Purchase.

        2. Partial Tenders. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Paying Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered, certificates for the principal amount of Notes not tendered will be sent to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for purchase.

        3. Signatures on this Letter of Transmittal, Bond Powers and
Endorsement: Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

        If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of Notes not tendered for purchase are to be issued (or if any principal amount of Notes that is not tendered for purchase is to be reissued or returned) to the holder, and checks constituting payments for Notes to be purchased in connection with the Offer are to be issued to the order of the holder, then the holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the holder), the holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

        If this Letter of Transmittal or any certificates representing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to May & Speh of their authority so to act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

        No signature guarantee is required if: (i) this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith and the payments for the Notes to be purchased are to be made, or any Notes for principal amounts not tendered for purchase are to be issued, directly to such registered holder(s) and neither the "Special Issuance or Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

        4. Special Issuance or Payment and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the holder of the Notes tendered.

        5. Taxpayer Identification Number and Substitute Form W-9. Each tendering holder is required to provide the Paying Agent with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding, which, in the case of certain exempt foreign persons, may be accomplished by submitting a United States Internal Revenue Service Form W-8. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the payments made to the holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the Substitute Form W-9 should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Paying Agent is not provided with a TIN within 60 days, thereafter the Paying Agent will withhold 31% from all such payments with respect to the Notes to be purchased until a TIN is provided to the Paying Agent.

        6. Transfer Taxes. May & Speh will pay all transfer taxes, if any, payable on the purchase and transfer of Notes purchased pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered for payment that are to be registered or issued in the name of any person other than the holder of Notes tendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates Listed in this Letter of Transmittal.

        7. Irregularities. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Notes pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by May & Speh, in its sole discretion, which determination shall be final and binding on all parties. May & Speh reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. May & Speh also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Notes. May & Speh's interpretations of the terms and conditions of the Offer (including without limitation the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as May & Speh shall determine. None of May & Speh, the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Paying Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Paying Agent to the tendering holders, unless such holders have otherwise provided herein, as promptly as practical following the Expiration Date.

        8. Mutilated, Lost, Stolen or Destroyed Certificates for Notes. Any holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Trustee at:

                       Harris Trust and Savings Bank
                            311 W. Monroe Street
                          Chicago, Illinois 60606
                               (312) 461-6838

        9. Requests for Assistance or Additional Copies. Questions, requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 may be directed to Acxiom/May & Speh, Inc., Attention: Eric Loughmiller, 1501 Opus Place, Downers Grove, Illinois 60515, Telephone: (630) 964-1501.


                         IMPORTANT TAX INFORMATION

        Under United States federal income tax law, a holder whose tendered Notes are accepted for payment must provide the Paying Agent (as payer) with (i) such holder's correct TIN on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, a United States Internal Revenue Service Form W-8, which can be obtained from the Paying Agent. If such holder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

        Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding and reporting requirements. To qualify for this exemption, exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Paying Agent. Certain foreign persons (including entities) can qualify for this exemption by submitting to the Paying Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Paying Agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.



                PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK


                      PART 1 - PLEASE PROVIDE YOUR TIN
 SUBSTITUTE           IN THE BOX AT RIGHT AND CERTIFY
                      BY SIGNING AND DATING BELOW   _____________________________
 Form    W-9                                         Social Security Number(s)
 Department of the                                             or
 Treasury
 Internal Revenue                                   Employer Identification Number(s)
   Service
 PAYER'S           PART 2 - CERTIFICATION - Under penalties of perjury, I certify that:
 REQUEST FOR       (1)  The number shown on this form is my correct taxpayer identification
 TAXPAYER               number (or I am waiting for a number to be issued for me), and
 IDENTIFICATION    (2)  I am not subject to backup withholding because: (a) I am exempt from
 NUMBER                 backup withholding, or (b) I have not been notified by the Internal
 ("TIN")                Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                        IRS has notified me that I am no longer subject to backup withholding.
                   CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

                   THE INTERNAL REVENUE SERVICE DOES          PART 3 --
                   NOT REQUIRE YOUR CONSENT TO ANY              AWAITING TIN   ( )
                   PROVISION OF THIS DOCUMENT OTHER
                   THAN THE CERTIFICATIONS REQUIRED
                   TO AVOID BACKUP WITHHOLDING.


                   SIGNATURE:

                   DATE:



 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature:                                        Date:



          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.



   FOR THIS TYPE OF ACCOUNT:                              GIVE THE
                                                  SOCIAL SECURITY NUMBER OF -

1.  Individual                                  The individual

2.  Two or more                                 The actual owner of the account
                                                or, if combined funds, any one
                                                of the individuals (1)

3.  Custodian account of a minor (Uniform       The minor (2)
    Gift to Minors Act)

4.  a. The usual revocable savings trust        The grantor-trustee (1)
       (grantor is also trustee)
    b. So-called trust that is not a legal      The actual owner (1)
       or valid trust under state law

5.  Sole proprietorship                         The owner (3)

6.  A valid trust, estate, or pension trust     The legal entity (Do not
                                                furnish the identifying
                                                number of the personal
                                                representative or trustee
                                                unless the legal entity
                                                itself is not designated in
                                                the account title.) (4)

7. Corporate                                    The corporation

8. Association, club, religious, charitable,    The organization
   educational or other tax-exempt
   organization

9.  Partnership                                 The partnership

10. A broker or registered nominee              The broker or nominee

11. Account with the Department of              The public entity
    Agriculture in the name of a
    public entity (such as a state or
    local government, school district,
    or prison) that receives agriculture
    program payments


--------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.



            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

        Obtaining a Number. If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security
Administration or the Internal Revenue Service (the "IRS") and apply for a number.

        Payees Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)     A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7).
(3)     The United States or any of its agencies or instrumentalities.
(4)     A State, the District of Columbia, a possession of the United
        States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6) An international organization or any of its agencies or instrumentalities.
(7)     A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)    A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)    A common trust fund operated by a bank under section 584(a).
(13)    A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15)    A trust exempt from tax under section 664 or described in section 4947.


Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

o       Payments to nonresident aliens subject to withholding under section
        1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

o       Payments of patronage dividends not paid in money.

o       Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

o       Payments of interest on obligations issued by individuals.

        Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt interest dividends under section 852).

o       Payments described in section 6049(b)(5) to nonresident aliens.

o       Payments on tax-free covenant bonds under section 1451.

o       Payments made by certain foreign organizations.

o       Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

        Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

        Penalties:

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.